                                                                  EXHIBIT 10.31



                             GENUINE PARTS COMPANY
                         1999 LONG-TERM INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT


                             Grantee: LARRY PRINCE

                           Number of Shares: 150,000

                            Date: February 25, 1999

         1. Agreement to Award Restricted Stock. Subject to the satisfaction of the conditions specified in Section 2 hereof, Genuine Parts Company (the "Company") hereby agrees to award to Larry L. Prince ("Grantee"), under its 1999 Long-Term Incentive Plan ("Plan"), up to a maximum of One Hundred Fifty Thousand (150,000) shares of Stock, such shares to be awarded to Grantee as Restricted Stock pursuant to the terms of the Plan and this Restricted Stock Agreement (this "Agreement"). The Plan is incorporated herein by reference and made a part of this Agreement, and any term used in this Agreement and not defined herein shall have the meaning set forth in the Plan. Grantee shall have no rights as a shareholder of Company with respect to any of the shares of Stock subject hereto prior to the awarding of such shares pursuant to Section 2 below.

         2.       Conditions for Award of Restricted Stock.

                  (a) A maximum of 75,000 shares of Restricted Stock will be awarded to Grantee if the Company's Stock achieves specified target prices (the "Stock Price Targets"). The Company will be deemed to have achieved a Stock Price Target, and shares of Restricted Stock will be awarded to the Grantee, on the date on which the average Fair Market Value (as defined in the Plan) of the Stock over a period of twenty (20) consecutive trading days (days on which shares of Stock are actually traded on the New York Stock Exchange) first equals or exceeds the Stock Price Target (the "Stock Price Award Dates").

                  The Grantee will be awarded the following number of shares of Restricted Stock on the Stock Price Award Dates upon the Company's achievement of the following Stock Price Targets:

                  --------------------------------------------------------------------
                  Stock Price Target                Shares of Restricted Stock Awarded
                  ------------------                ----------------------------------

                  --------------------------------------------------------------------
                        $34.36                                     15,000
                  --------------------------------------------------------------------
                        $39.47                                     15,000
                  --------------------------------------------------------------------
                        $45.34                                     15,000
                  --------------------------------------------------------------------
                        $52.08                                     15,000
                  --------------------------------------------------------------------
                        $59.81                                     15,000
                  --------------------------------------------------------------------

                  (b) A maximum of 75,000 shares of Restricted Stock will be awarded to Grantee if the Company achieves certain earnings per share targets (the "EPS Targets"). The Company's earnings per share ("EPS") shall be deemed to be the Company's "net income per common share" as reported in the Company's annual audited consolidated financial statements. The determination of whether the Company has achieved the EPS Targets, and the award of shares of Restricted Stock to the Grantee based thereon, shall be made immediately upon the conclusion of the annual audit closing conference with the Company's independent auditors if such auditors have provided to Company management at that conference an unqualified opinion on the Company's fiscal year end audited consolidated financial statements (the "EPS Award Dates").

                  The Grantee will be awarded the following number of shares of Restricted Stock on the EPS Award Dates upon the Company's achievement during fiscal years 1999, 2000, 2001, 2002 and 2003 of the following EPS Targets:

                             For fiscal year 1999:

---------------------------------------------------------------------------------------------------
                                                                           Number of Shares of
Earnings Per Share                                                         Restricted Stock Awarded
------------------                                                         ------------------------

---------------------------------------------------------------------------------------------------
Greater than or equal to $2.18 (1998 EPS plus 10%)                                  15,000
---------------------------------------------------------------------------------------------------
Greater than or equal to $2.16 (1998 EPS plus 9%) but less                          13,500
than $2.18
---------------------------------------------------------------------------------------------------
Greater than or equal to $2.14 (1998 EPS plus 8%) but less                          12,000
than $2.16
---------------------------------------------------------------------------------------------------
Less than $2.14                                                                          0

---------------------------------------------------------------------------------------------------

               For each of fiscal year 2000, 2001, 2002 and 2003:

---------------------------------------------------------------------------------------------------
                                                                           Number of Shares of
Earnings Per Share                                                         Restricted Stock Awarded
------------------                                                         ------------------------

---------------------------------------------------------------------------------------------------
Greater than or equal to the prior fiscal year EPS plus 10%                         15,000
---------------------------------------------------------------------------------------------------
Greater than or equal to the prior fiscal year EPS plus 9%                          13,500
but less than the prior fiscal year EPS plus 10%
---------------------------------------------------------------------------------------------------
Greater than or equal to the prior fiscal year EPS plus 8%                          12,000
but less than the prior fiscal year EPS plus 9%
---------------------------------------------------------------------------------------------------
Less than the prior fiscal year EPS plus 8%                                              0
---------------------------------------------------------------------------------------------------

                  (c) For the purposes of determining the Company's EPS and the EPS Targets hereunder, actual figures shall be rounded up or down, as appropriate, to the second decimal place (with $0.005 to be rounded up to $0.01).



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                  (d)      All Stock Price Targets and EPS Targets, and the
number of shares of Restricted Stock to be awarded hereunder, shall be adjusted to reflect any adjustment of shares of Stock as described in Section 14.1 of the Plan.

         3. Restricted Period. Subject to the provisions of Sections 9 and 10 of this Agreement, the Restricted Period with respect to the shares of Restricted Stock awarded to the Grantee under Section 2 shall commence on the respective Award Dates for such shares and shall terminate at 5:00 p.m., Eastern Standard Time, on February 25, 2009, the tenth anniversary of the date of this Agreement.

         4. Issuance of Shares. The Company shall issue a certificate for an appropriate number of shares of Stock awarded to the Grantee as Restricted Stock pursuant to Section 2 of this Agreement on the relevant Award Date. The Company shall issue a separate certificate for each award of shares of Restricted Stock under Section 2. Each certificate issued for shares awarded to the Grantee under this Agreement shall be registered in the name of the Grantee and shall be deposited with the Company or its designee in an escrow account, together with stock powers or other instruments of transfer to be provided and appropriately endorsed in blank by the Grantee as of the relevant Award Date. Each such certificate shall bear a legend in substantially the following form:

                  This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Genuine Parts Company 1999 Long-Term Incentive Plan and a Restricted Stock Agreement between the registered owner of the shares represented hereby and Genuine Parts Company. Release from such terms and conditions shall be made only in accordance with the provisions of such Plan and Agreement, copies of which are on file in the office of the Secretary of Genuine Parts Company.

         5. Release of Shares. Subject to the provisions of Sections 9 and 10 of this Agreement, the Company, provided that the Grantee remains in the employment of the Company or a Subsidiary during the entirety of the applicable Restricted Period, shall release from escrow and deliver to the Grantee or the legal representative of the Grantee, as appropriate, free of the legend described in Section 4 above, the certificate evidencing shares of Restricted Stock awarded under Section 2 as promptly as practicable following the date the Restricted Period expires with respect to such Restricted Stock.

         6. Restrictions on Transfer of Shares. Restricted Shares awarded under the Plan, and the right to vote such shares and to receive dividends thereon, may not, except as otherwise provided in the Plan, be sold, assigned, transferred, exchanged, pledged or otherwise encumbered during the Restricted Period applicable to such shares, and no such sale, assignment, transfer, exchange, pledge or encumbrance, whether made or created by voluntary act of the Grantee or of any agent of such Grantee or by operation of law, shall be recognized by, or be binding upon or shall in any manner affect the rights



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of, the Company or any agent or any custodian holding certificates for such shares during the applicable Restricted Period.

         7. Rights of Grantee During Restricted Periods. Except as otherwise provided in the Plan, the Grantee shall, during the applicable Restricted Periods, have all of the other rights of a common shareholder with respect to Restricted Shares awarded to the Grantee under Section 2 including, without limitation, the right to receive cash dividends, if any, as may be declared on such shares from time to time, and the right to vote (in person or by proxy) such shares at any meeting of shareholders of the Company. Any shares of Stock issued to Grantee as a dividend with respect to Restricted Stock awarded hereunder shall have the same status and bear the same legend as the Restricted Stock and shall be held in escrow, if the relevant Restricted Stock is held in escrow, unless otherwise determined by the Committee.

         8. Termination of Employment. Subject to Section 10 of this Agreement, upon the termination of Grantee's employment with the Company ("Termination"), other than in connection with a Change in Control or Grantee's Retirement, Disability or death (as such terms are defined in Section 9(b) hereof), (i) all of Grantee's rights to future awards of Restricted Stock upon achievement of Stock Price Targets or EPS Targets on Award Dates subsequent to the date of Termination shall terminate without the payment of any consideration by the Company, (ii) all shares of Restricted Stock theretofore awarded to the Grantee for which the Restricted Period has not terminated prior to such Termination shall be forfeited by the Grantee to the Company without the payment of any consideration by the Company, and (iii) all unissued shares of Stock reserved for issuance to Grantee pursuant to Section 14 hereof shall be released from such reservation. In such event, neither the Grantee nor any successors, heirs, assigns, or personal representatives of the Grantee shall thereafter have any further rights or interest in such shares, and the Grantee's name shall thereupon be deleted from the list of the Company's shareholders with respect to such shares.

         9.       Change of Control, Retirement, Disability or Death.

                  (a) Upon a Change in Control, the Retirement or Disability of the Grantee, or the Grantee's death while in the employment of the Company or a Subsidiary, (i) all of Grantee's rights to future awards of Restricted Stock upon achievement of Stock Price Targets or EPS Targets on Award Dates subsequent to the date of Termination shall terminate without the payment of any consideration by the Company, and (ii) the Restricted period to which any shares of Restricted Stock awarded to the Grantee under Section 2 are subject shall expire as of the date of the Change in Control or Grantee's Retirement, Disability or death. In such event, the Company shall release from escrow and deliver to the Grantee or the legal representative of the Grantee, as appropriate, the certificate(s) representing the relevant Restricted Stock free of restrictive legend in accordance with Section 5 hereof.

                  (b) For the purposes of this Agreement, the following terms shall have the following meanings: (i) a Change in Control shall have the meaning specified in



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Section 3.1(d) of the Plan; (ii) "Retirement" shall mean normal retirement as defined in the Company's Pension Plan or in any modification thereof or successor thereto; and (iii) "Disability" shall have the meaning specified in
Section 3.1(i) of the Plan.

         10. Committee Acceleration Power. Notwithstanding any other provisions of the Plan or this Agreement, the Committee shall be authorized in its discretion, based upon its review and evaluation of the performance of the Company and its Subsidiaries, to accelerate the release to the Grantee of Restricted Stock subject to this Agreement upon such terms and conditions as the Committee may deem advisable.

         11. Federal Income Tax Matters. The Grantee, upon award of the shares of Restricted Stock under Section 2, shall be authorized to make an election to be taxed upon such award under Section 83(b) of the Code. To effect such election, the Grantee may file an appropriate election with the Internal Revenue Service within thirty (30) days after such awards of the Restricted Stock hereunder and otherwise in accordance with applicable Treasury Regulations.

                  The Grantee recognizes that, pursuant to Section 16.3 of the Plan, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability in connection with the agreement to award, award of, or release from escrow of the shares of Restricted Stock granted hereunder.

         12. Continued Employment Not Presumed. Neither (i) the Plan, (ii) the agreement to award, award or vesting of Restricted Stock under this Agreement nor (iii) this Agreement, shall give Grantee a right to continued employment by the Company or its Subsidiaries or affect the right of the Company and its Subsidiaries to terminate the employment of Grantee with or without cause.

         13. Grantee's Covenant. The Grantee hereby agrees to use his best efforts to provide services to the Company in a workmanlike manner and to promote the Company's interests.

         14. Reservation of Shares. As of the date of this Agreement, the Company shall reserve for issuance 150,000 shares of its Stock to be issued pursuant to the terms of this Agreement. If the Grantee's rights with respect to the unissued shares of Restricted Stock subject to this Agreement terminate pursuant to Section 8 or Section 9 hereof, then such unissued shares of Stock shall no longer be reserved for issuance pursuant to this Agreement.

         15. Plan Controls. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

         16. Successors. This Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Agreement and the Plan.



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         IN WITNESS WHEREOF, Genuine Parts Company, acting by and through its duly authorized officers, has caused this Restricted Stock Agreement to be executed, and the Grantee has executed this Restricted Stock Agreement, all as of the day and year first above written.


                                         GENUINE PARTS COMPANY



                                         By: /s/ George W. Kalafut
                                            -----------------------------------
                                            Name:  George W. Kalafut
                                                   ----------------------------
                                            Title: Exec Vice Pres Finance
                                                   ----------------------------


ATTEST:



/s/ Carol Yancey
-----------------------------------
Name:  /s/ Carol Yancey
       ----------------------------
Title: Corp. Secretary
       ----------------------------


                                         GRANTEE



                                         /s/ Larry L. Prince
                                         --------------------------------------
                                         LARRY PRINCE



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